ACCRUED EXPENSES AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2020
ACCRUED EXPENSES AND OTHER PAYABLES
ACCRUED EXPENSES AND OTHER PAYABLES

14.  ACCRUED EXPENSES AND OTHER PAYABLES

The components of accrued expenses and other payables were as follows:

	As of December 31,
	2019	2020
	RMB	RMB	US$
Payables for purchase of property, equipment and software	554,693	1,148,742	176,052
Payroll and welfare payables	179,195	204,732	31,377
Amounts due to the original shareholders for acquired entities *	—	66,466	10,186
Payables for acquisitions	47,805	47,805	7,326
Accrued service fees	52,746	47,572	7,291
Payables for office supplies and utilities	24,562	38,485	5,898
Interest payables	58,961	37,799	5,793
Value-added tax and other taxes payable	14,523	10,473	1,605
Others	46,450	29,489	4,520
	978,935	1,631,563	250,048

* This represented the balance of unpaid cash consideration and the payables in other current liabilities due to original shareholders related to the acquisition of SH Shuzhong and LF Huahai (Note 4).